UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2021

Larimar Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36510	20-3857670
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Bala Plaza East, Suite 506 Bala Cynwyd, Pennsylvania		19004
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (844) 511-9056

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LRMR	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Private Placement and Securities Purchase Agreement

On May 21, 2021, Larimar Therapeutics, Inc. (the “Company” or “Larimar”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain investors (the “Purchasers”) for the sale by the Company in a private placement (the “Private Placement”) of 4,479,192 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and pre-funded warrants to purchase an aggregate of 2,616,856 shares of the Company’s Common Stock (the “Pre-Funded Warrants”) for a price of $13.43 per share of Common Stock and $13.42 per share of Common Stock underlying each Pre-Funded Warrant.

The Pre-Funded Warrants will be immediately exercisable at an exercise price of $0.01 per share of Common Stock underlying each such warrant and will be exercisable indefinitely. The Purchasers may exercise the Pre-Funded Warrants on a cashless basis. The Pre-Funded Warrants to be issued in the Private Placement will provide that a holder of Pre-Funded Warrants will not have the right to exercise any portion of its Pre-Funded Warrants if such holder, together with its affiliates, would beneficially own in excess of 4.985% or 9.99%, at the holder’s election, of the number of shares of the Company’s Common Stock outstanding immediately after giving effect to such exercise.

The Private Placement is expected to close on or about May 25, 2021. The aggregate gross proceeds for the issuance and sale of the Shares and Pre-Funded Warrants are expected to be $95.3 million, before deducting estimated offering expenses payable by the Company and the $0.01 per share exercise price of the Pre-Funded Warrants. The Company intends to use the net proceeds from the Private Placement to support the clinical development of CTI-1601, for additional research and development and for working capital and general corporate purposes.

The Private Placement is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act. The Shares and Pre-Funded Warrants were offered without any general solicitation by the Company or its representatives.

The Shares, the Pre-Funded Warrants and the shares of Common Stock underlying the Pre-Funded Warrants (the “Warrant Shares” and, together with the Shares and the Pre-Funded Warrants, the “Securities”) sold and issued in the Private Placement are not registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (the “SEC”) or an applicable exemption from the registration requirements.

Registration Rights Agreement

Upon the closing of the Private Placement, the Company will enter into a registration rights agreement (the “Registration Rights Agreement”) with certain of the Purchasers. Pursuant to the Registration Rights Agreement, the Company will provide the Purchasers with certain registration rights that will require the Company to file a registration statement on Form S-3 (the “Registration Statement”) with the SEC within 30 days following the Closing (the “Registration Deadline”) to register the Shares and the Warrant Shares. If the Company fails to meet the Registration Deadline or maintain the effectiveness of the Registration Statement for the required effectiveness period, subject to certain permitted exceptions, the Company will be required to pay liquidated damages to the Purchasers. The Company also agreed, among other things, to indemnify the selling holders under the Registration Statement from certain liabilities and to pay all fees and expenses incident to the Company’s performance of or compliance with the Registration Rights Agreement.

Amended and Restated Registration Rights Agreement

Upon the closing of the Private Placement, the Company will enter into an amended and restated registration rights agreement (the “A&R Registration Rights Agreement”), which will amend and restate the Company’s registration rights agreement, dated as of June 8, 2020 (the “Original Registration Rights Agreement”), by and among the Company and the investors party thereto. The Original Registration Rights Agreement will be amended and restated to provide that the securities purchased by Deerfield Private Design Fund III, L.P., Deerfield Private Design Fund IV, L.P. and Deerfield Healthcare Innovations Fund, L.P (the “Deerfield Funds”) in the Private Placement will constitute “Registrable Securities” under the A&R Registration Rights Agreement, and provide the Deerfield Funds with similar rights with respect to such securities as those rights contained in the Original Registration Rights Agreement.

The foregoing descriptions of the Purchase Agreement, Registration Rights Agreement, Amended Registration Rights Agreement and Pre-Funded Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement, Registration Rights Agreement, Amended Registration Rights Agreement and Form of Pre-Funded Warrant, which are filed hereto as Exhibits 10.1, 10.2, 10.3 and 4.1, respectively, and are incorporated herein by reference.

Item 3.02

Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Securities were offered and sold in transactions exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof. The Company relied on this exemption from registration for private placements based in part on the representations made by the Purchasers, including the representations with respect to each Purchaser’s investment intent. The Securities have not been registered under the Securities Act and such Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor any of the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of common stock or any other securities of the Company.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including without limitation statements regarding the expected closing of the Private Placement, anticipated proceeds from the Private Placement and the use thereof, the Company’s plans to file a registration statement to register the resale of the shares of Common Stock to be issued and sold in the Private Placement and the issuance of the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants. The words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including risks relating to the Company’s inability, or the inability of the Purchasers, to satisfy the conditions to closing for the Private Placement, the closing of the Private Placement and risks described under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, which is on file with the SEC and risks described in other filings that the Company makes with the SEC in the future. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Below is a list of exhibits included with this Current Report on Form 8-K.

Exhibit No.	Document

4.1	Form of Pre-Funded Warrant*

10.1	Securities Purchase Agreement, dated as of May 21, 2021, by and among Larimar Therapeutics, Inc. and the investors listed on the Schedule of Investors attached thereto*

10.2	Form of Registration Rights Agreement, by and among Larimar Therapeutics, Inc. and certain Investors*

10.3	Form of Amended and Restated Registration Rights Agreement, by and among Larimar Therapeutics, Inc. and certain Investors*

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Larimar Therapeutics, Inc.

By:	/s/ Carole S. Ben-Maimon, M.D.
Name:	Carole S. Ben-Maimon, M.D.
Title:	President and Chief Executive Officer

Date: May 21, 2021